Exhibit 99.1

Accrued Interest Date:                                 Collection Period Ending:
27-Dec-04                                                              31-Dec-04
Distribution Date:     BMW VEHICLE OWNER TRUST 2004-A                   Period #
                       ------------------------------
25-Jan-05                                                                      8

------------------------------------------------------------------------------------------------------------------------------------

Balances
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Initial        Period End
     Receivables                                                          $1,500,120,934    $1,098,039,920
     Reserve Account                                                          $9,683,915       $19,085,709
     Yield Supplement Overcollateralization                                  $10,287,158        $7,427,198
     Class A-1 Notes                                                        $313,000,000                $0
     Class A-2 Notes                                                        $417,000,000      $330,778,946
     Class A-3 Notes                                                        $470,000,000      $470,000,000
     Class A-4 Notes                                                        $256,312,000      $256,312,000
     Class B Notes                                                           $33,521,000       $33,521,000

Current Collection Period
------------------------------------------------------------------------------------------------------------------------------------

     Beginning Receivables Outstanding                                    $1,145,807,762
     Calculation of Total Distribution Amount
          Regular Principal Distributable Amount
               Receipts of Scheduled Principal                               $26,798,071
               Receipts of Pre-Paid Principal                                $19,907,313
               Liquidation Proceeds                                             $580,207
               Principal Balance Allocable to Gross Charge-offs                 $482,251
          Total Receipts of Principal                                        $47,767,842

          Interest Distribution Amount
               Receipts of Interest                                           $4,335,794
               Servicer Advances                                                      $0
               Reimbursement of Previous Servicer Advances                       ($3,720)
               Accrued Interest on Purchased Receivables                              $0
               Recoveries                                                        $22,090
               Net Investment Earnings                                           $24,207
          Total Receipts of Interest                                          $4,378,370

          Release from Reserve Account                                                $0

     Total Distribution Amount                                               $51,663,961

     Ending Receivables Outstanding                                       $1,098,039,920

Servicer Advance Amounts
------------------------------------------------------------------------------------------------------------------------------------

     Beginning Period Unreimbursed Previous Servicer Advance                    $388,270
     Current Period Servicer Advance                                                  $0
     Current Reimbursement of Previous Servicer Advance                          ($3,720)
     Ending Period Unreimbursed Previous Servicer Advances                      $384,550

Collection Account
------------------------------------------------------------------------------------------------------------------------------------

     Deposits to Collection Account                                          $51,663,961
     Withdrawals from Collection Account
          Servicing Fees                                                        $954,840
          Class A Noteholder Interest Distribution                            $2,347,414
          First Priority Principal Distribution                                       $0
          Class B Noteholder Interest Distribution                               $98,328
          Regular Principal Distribution                                     $47,434,276
          Reserve Account Deposit                                               $772,993
          Unpaid Trustee Fees                                                         $0
          Excess Funds Released to Depositor                                     $56,110
     Total Distributions from Collection Account                             $51,663,961

Excess Funds Released to the Depositor
------------------------------------------------------------------------------------------------------------------------------------
          Release from Reserve Account                                                $0
          Release from Collection Account                                        $56,110
     Total Excess Funds Released to the Depositor                                $56,110

Note Distribution Account
------------------------------------------------------------------------------------------------------------------------------------

     Amount Deposited from the Collection Account                            $49,880,018
     Amount Deposited from the Reserve Account                                        $0
     Amount Paid to Noteholders                                              $49,880,018

Distributions
------------------------------------------------------------------------------------------------------------------------------------


     Monthly Principal Distributable Amount                              Current Payment    Ending Balance   Per $1,000      Factor
     Class A-1 Notes                                                                  $0                $0        $0.00       0.00%
     Class A-2 Notes                                                         $47,434,276      $330,778,946      $113.75      79.32%
     Class A-3 Notes                                                                  $0      $470,000,000        $0.00     100.00%
     Class A-4 Notes                                                                  $0      $256,312,000        $0.00     100.00%
     Class B Notes                                                                    $0       $33,521,000        $0.00     100.00%

     Interest Distributable Amount                                       Current Payment        Per $1,000
     Class A-1 Notes                                                                  $0             $0.00
     Class A-2 Notes                                                            $592,534             $1.42
     Class A-3 Notes                                                          $1,045,750             $2.23
     Class A-4 Notes                                                            $709,130             $2.77
     Class B Notes                                                               $98,328             $2.93



Carryover Shortfalls
------------------------------------------------------------------------------------------------------------------------------------

                                                                  Prior Period Carryover   Current Payment   Per $1,000
     Class A-1 Interest Carryover Shortfall                                           $0                $0           $0
     Class A-2 Interest Carryover Shortfall                                           $0                $0           $0
     Class A-3 Interest Carryover Shortfall                                           $0                $0           $0
     Class A-4 Interest Carryover Shortfall                                           $0                $0           $0
     Class B Interest Carryover Shortfall                                             $0                $0           $0


Receivables Data
------------------------------------------------------------------------------------------------------------------------------------

                                                                        Beginning Period     Ending Period
     Number of Contracts                                                          57,016            55,879
     Weighted Average Remaining Term                                               43.79             42.82
     Weighted Average Annual Percentage Rate                                       4.71%             4.71%

     Delinquencies Aging Profile End of Period                             Dollar Amount        Percentage
          Current                                                           $986,497,547            89.84%
          1-29 days                                                          $97,479,208             8.88%
          30-59 days                                                         $11,043,387             1.01%
          60-89 days                                                          $1,867,456             0.17%
          90-119 days                                                           $640,324             0.06%
          120-149 days                                                          $511,998             0.05%
          Total                                                           $1,098,039,920           100.00%
          Delinquent Receivables +30 days past due                           $14,063,165             1.28%

     Write-offs
          Gross Principal Write-Offs for Current Period                         $482,251
          Recoveries for Current Period                                          $22,090
          Net Write-Offs for Current Period                                     $460,161

          Cumulative Realized Losses                                          $1,562,382


     Repossessions                                                         Dollar Amount             Units
          Beginning Period Repossessed Receivables Balance                    $1,713,127                67
          Ending Period Repossessed Receivables Balance                       $1,553,694                63
          Principal Balance of 90+ Day Repossessed Vehicles                     $217,076                 7



Yield Supplement Overcollateralization
------------------------------------------------------------------------------------------------------------------------------------

     Beginning Period Required Amount                                         $7,760,764
     Beginning Period Amount                                                  $7,760,764
     Ending Period Required Amount                                            $7,427,198
     Current Period Release                                                     $333,566
     Ending Period Amount                                                     $7,427,198
     Next Distribution Date Required Amount                                   $7,100,590

Reserve Account
------------------------------------------------------------------------------------------------------------------------------------

     Beginning Period Required Amount                                        $19,915,809
     Beginning Period Amount                                                 $18,312,716
     Net Investment Earnings                                                     $24,207
     Current Period Deposit                                                     $772,993
     Current Period Release to Collection Account                                     $0
     Current Period Release to Depositor                                              $0
     Ending Period Required Amount                                           $19,085,709
     Ending Period Amount                                                    $19,085,709

